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                                                                   EXHIBIT  23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement No. 333-27273 on Form S-8 of QualMark Corporation of our report dated February 14, 2003, which appears on page F-1 of this annual report on Form 10-KSB for the year ended December 31, 2002.


GELFOND HOCHSTADT PANGBURN, P.C.



Denver, Colorado
March 27, 2003